UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2007

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On August 9, 2007, the Company posted a letter to shareholders from its CEO, Dr. C. Neil Beer, on the Company's website commenting on recent developments.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Letter to Shareholders from JMAR CEO, dated August 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

August 9, 2007	By:	C. Neil Beer

Name: C. Neil Beer
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Letter to Shareholders from JMAR CEO, dated August 9, 2007